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                                                                    EXHIBIT 23.8



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation of our report, dated April 23, 1999, on the financial statements of Tesla Power and Automation, Inc. by reference into Integrated Electrical Services, Inc.'s Amendment No. 1 to Form S-4
(File No. 333-75139).



                                                 BROCKMANN, ARMOUR & CO. LLC


Denver, Colorado
May 5, 1999